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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                                TENDER OF UP TO:

 $512,500,000 CLASS A-1 FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP:
  009341AL2) IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF CLASS A-1
      FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP: U01002AA9),

 $400,000,000 CLASS A-2 FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP:
  009341AM0) IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF CLASS A-2
      FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP: U01002AB7),

  $126,500,000 CLASS B FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP:
   009341AN8) IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF CLASS B
      FLOATING RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP: U01002AC5),

   $106,000,000 CLASS C FIXED RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP:
009341AP3) IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF CLASS C FIXED
           RATE ASSET BACKED NOTES, SERIES 1999-1 (CUSIP: U01002AD3).


                             AIRCRAFT FINANCE TRUST

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Aircraft Finance Trust (the "Company") relating to the exchange of an aggregate principal amount up to $1,145,000,000 of its Class A-1 Floating Rate Asset Backed Notes, Series 1999-1, Class A-2 Floating Rate Asset Backed Notes, Series 1999-1, Class B Floating Rate Asset Backed Notes, Series 1999-1 and Class C Fixed Rate Asset Backed Notes, Series 1999-1 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes, Series 1999-1, Class A-2 Floating Rate Asset Backed Notes, Series 1999-1, Class B Floating Rate Asset Backed Notes, Series 1999-1 and Class C Fixed Rate Asset Backed Notes, Series 1999-1 (the "Restricted Notes") made pursuant to the Prospectus, dated _______, 1999 (the "Prospectus"), if certificates for Restricted Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on _______, 1999 (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission (if available to such holder), mail or hand delivery to Bankers Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Restricted Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Restricted Notes (or facsimile thereof or an Agent's Message in lieu thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.
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                              BANKERS TRUST COMPANY

           BT Services Tennessee Incorporated                     By Facsimile:
           Corporate Trust and Agency Group                       (615) 835-3701
           648 Grassmere Park Road                                By Telephone:
           Nashville, Tennessee 37211                             (800) 735-7777

         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

         The undersigned hereby tenders to Aircraft Finance Trust, a Delaware business trust (the "Company"), in accordance with the Company's offer, upon the
terms and subject to the conditions set forth in the Prospectus dated          ,
1999 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt
of which is hereby acknowledged, $          in aggregate principal amount of
Restricted Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s)____________________________________________________
                                         (Please Type or Print)

Address_________________________________________________________________________

       _________________________________________________________________________

Area Code & Telephone No.__________________________________

Certificate Number(s) for Restricted Notes (if available)______________________

Total Principal Amount Represented by Certificate(s): $_________________________

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE
x________________________________________________________   _______________1999

x________________________________________________________   _______________1999
         Signature(s) of Holder(s)                               Date

         Must be signed by the holder(s) of Restricted Notes as their name(s) appear(s) on certificates for Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.



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                 PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es): ___________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

  /  /   The Depository Trust Company
         (Check if Restricted Notes will be tendered by book-entry transfer)

Account Number____________________________

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED



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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Restricted Notes being tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

____________________                                ___________________________
     Name of Firm                                       Authorized Signature

____________________                                ___________________________
       Address                                              Title

____________________                                ___________________________
      Zip Code                                         (Please Type or Print)

____________________                                Dated:_____________________
Area Code and Tel. No.

NOTE: DO NOT SEND CERTIFICATES OF RESTRICTED NOTES WITH THIS FORM. CERTIFICATES OF RESTRICTED NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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